Exhibit 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of Amendment No. 2 to the Quarterly Report on Form 10-QSB/A for the quarterly period ended June 30, 2006 (the "Report") by CapSource Financial, Inc. ("Registrant"), I, Fred C. Boethling, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:


1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



     DATE:  July 25, 2007                By: /s/ Fred C. Boethling
                                             -------------------------
                                         Name: Fred C. Boethling
                                         Chief Executive Officer